EXHIBIT  A-1





[Form  of]

TERM  NOTE


New  York,  New  York
September  21,  1998

          For value received, BRYLANE, L.P., a Delaware limited partnership (the
"Borrower"),  promises to pay to the order of                               (the
"Lender"), for the account of its Applicable Lending Office, (i) on each Quarterly Payment Date on which a payment of principal is due in respect of Term Loans pursuant to the Credit Agreement referred to below, the unpaid principal amount of Term Loans of the Lender due and payable to the Lender on such Quarterly Payment Date, as provided in the Credit Agreement, and (ii) on the Maturity Date, the aggregate unpaid principal amount of Term Loans of the Lender. The Borrower also promises to pay interest on the unpaid principal amount of each such Term Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Credit Lyonnais New York Branch, 1301 Avenue of the Americas, New York, NY 10019.

          All Term Loans made by the Lender and all repayments of the principal of any such Term Loans shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Term Loan then outstanding shall be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under any of the other Loan Documents.


PAGE

          This note is one of the Notes referred to in the Credit Agreement dated as of April 30, 1997, as amended and restated as of September 21, 1998, among the Borrower, the Lenders listed on the signature pages thereof and Credit Lyonnais New York Branch, as Administrative Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the mandatory and optional prepayment hereof and the acceleration of the maturity hereof.

          Notwithstanding any contrary provision of the Credit Agreement or any other Loan Document, it is expressly agreed that the Agent, the Security Agent, the Issuing Bank and each Lender shall look solely to the assets of the Borrower (and of any Parent Guarantor (as defined in the Guarantee Agreement) Corporation and any Subsidiary party to the Guarantee Agreement or any Security Document) for the payment and performance of the obligations of the Borrower hereunder and thereunder, without recourse against any partner in the Borrower or any assets of such partner on account of such obligations.


                              BRYLANE,  L.P.,

                                by  VGP  CORPORATION,  General
                                   Partner,

                                   by
                                      ______________________
                                      Name:
                                      Title:

                                   by
                                      ______________________
                                      Name:
                                      Title:

PAGE


LOANS  AND  PAYMENTS  OF  PRINCIPAL




      Class  Amount  Amount of  Unpaid
      of     of      Principal  Principal  Notations
Date  Loan   Loan    Repaid     Balance    Made by
----  -----  ------  ---------  ---------  ---------